 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   April 9, 2010

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia    20164

(Address of principal executive offices) (Zip Code)

(703) 406-2800

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

This amendment to Form 8-K (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Sutron Corporation, a Virginia corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on March 25, 2010 (the “Initial Form 8-K”) to disclose an additional error in the Company’s financial statements, as described herein, that was discovered subsequent to the filing of the Initial Form 8-K.

On April 9, 2010, the audit committee of the board of directors, upon the recommendation of management and after discussion with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C. concluded that errors in reporting additional paid-in capital and income tax expense relating to tax deductible employee compensation from the exercise of stock options resulted in the understatement of additional paid-in capital and income tax expense reported for the years ended December 31, 2006, 2007 and 2008. Our management identified the errors with respect to additional paid-in capital and income tax expense and our audit committee and management have discussed the matters disclosed in this Item 4.02 with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C. and with our former auditor, Thompson, Greenspon & Co., P.C.

Year Ended	Estimated Increase in Additional Paid-In Capital	Estimated Increase in Income Tax Expense
December 31, 2006	$504,000	$504,000
December 31, 2007	$ 58,000	$ 58,000
December 31, 2008	$101,000	$101,000

On March 19, 2010, the audit committee of our board of directors had previously concluded that the financial statements contained in our annual reports on Form 10-K for the years ended December 31, 2006, December 31, 2007 and December 31, 2008, as well as the interim financial statements included in the corresponding Form 10-Q’s for each such year, should no longer be relied upon because of errors relating to inventory standard costs, and that these financial statements would be restated to make the necessary accounting corrections. Similarly, the reports of our independent registered accounting firm related to these financial statements and to the effectiveness of our internal control over financial reporting for the related periods also should no longer be relied upon.

We will issue restated financial statements reflecting the corrected additional paid-in capital and income tax expense amounts in connection with the filing of our Annual Report on Form 10-K for the year ended December 31, 2009.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits           None

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2009, filed with the Securities and Exchange Commission on March 31, 2009. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutron Corporation (Registrant)

Date: April 14, 2010	By:	/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal Accounting Officer